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                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 1

                                       TO

                   MULTICURRENCY CREDIT AND SECURITY AGREEMENT

         This Amendment No. 1 to Credit and Security Agreement (this "Amendment"), made as of April 10, 2003, among ERICO International Corporation, an Ohio corporation, ERICO Products, Inc., an Ohio Corporation and ERICO Europa B.V., a limited liability company organized under the laws of the Netherlands (collectively the "Borrowers"), the banks which are signatories thereto (the "Banks"), LaSalle Bank National Association, as administrative agent for the Banks (the "Administrative Agent") and Lead Arranger, General Electric Capital Corporation, as Co-Lead Arranger and Co-Documentation Agent, National City Bank, as Syndication Agent, KeyBank National Association, as Documentation Agent, and LaSalle Bank National Association, as Issuing Bank (the "Issuing Bank" and, together with the Banks and the Administrative Agent, the "Loan Parties").

                                   WITNESSETH:

         WHEREAS, the Borrowers have been extended certain financial accommodations pursuant to that certain Multicurrency Credit and Security Agreement, dated as of December 2, 2002, (the "Credit Agreement");

         WHEREAS, the Borrowers and the Loan Parties desire to amend the Credit Agreement as set forth herein; and

         WHEREAS, the Banks which are signatories hereto constitute the Required Banks for the purposes of amending the Credit Agreement pursuant to Section 13.1 thereof;

         NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers and the Loan Parties do hereby agree as follows:

Section 1 DEFINED TERMS.

         Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

Section 2 AMENDMENTS TO THE CREDIT AGREEMENT.

         2.1 Amendment to Annex II. The following definitions on Annex II as referenced in Section 1.1 shall each be amended in its entirety to read as follows:

         "CONSOLIDATED EBITDA" means, for any Cumulative Four Quarter Period,
         (i) the Consolidated Net Income for such period plus (ii) the Consolidated Interest

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         Expense for such period plus (iii) the Consolidated Income Tax Expense for such period plus (iv) the Consolidated Depreciation and Amortization Expense for such period plus (v) other consolidated non-cash Extraordinary losses minus non-cash Extraordinary gains for such period, plus (vi) one time non-cash restructuring expense in connection with Permitted Acquisitions for such period, plus (without duplication) (vii) one-time financing, transaction costs or fees related to the Merger or the financing thereof not to exceed $8,000,000 plus (viii) for the periods ending prior to December 31, 2003, the compensation and expenses relating to certain officers of Holding that have actually been paid in cash on or before December 2, 2002, and which will not continue to be paid after such date, in an aggregate amount not to exceed, for the Cumulative Four Quarter Period ending December 31, 2002, $3,400,000; for the Cumulative Four Quarter Period ending March 31, 2003, $2,500,000; for the Cumulative Four Quarter Period ending June 30, 2003, $1,600,000, and; for the Cumulative Four Quarter Period ending September 30, 2003, $700,000, (ix) plus for each of the periods ending prior to December 31, 2003, an amount not to exceed $1,000,000 related to restructuring charges incurred prior to December 31, 2002. Notwithstanding the forgoing, unrealized gains and losses resulting from foreign currency exchanges related to the Australian borrowing shall not be reflected in the calculation of Consolidated EBITDA.

         "CONSOLIDATED ERICO PRODUCTS EBITDA" means, for any Cumulative Four Quarter Period, (i) that portion of the Consolidated Net Income for such period which is attributable to ERICO Products and any of its US Subsidiaries plus (ii) that portion of the Consolidated Interest Expense for such period which is attributable to ERICO Products and any of its US Subsidiaries plus (iii) that portion of the Consolidated Income Tax Expense for such period which is attributable to ERICO Products and any of its US Subsidiaries plus (iv) that portion of the Consolidated Depreciation and Amortization Expense for such period that is attributable to ERICO Products and any of its US Subsidiaries plus
         (v) other consolidated non-cash Extraordinary losses minus non-cash Extraordinary gains for such period which are attributable to ERICO Products and any of its US Subsidiaries, plus (vi) one time non-cash restructuring expenses in connection with Permitted Acquisitions for such period that are attributable to ERICO Products and any of its US Subsidiaries, plus (without duplication) (vii) that portion of the one-time financing costs related to the Merger which are attributable to ERICO Products and any of its US Subsidiaries, not to exceed $8,000,000 in the aggregate, plus (viii) for the periods ending prior to December 31, 2003, the compensation and expenses relating to certain officers of Holding that have actually been paid in cash on or before December 2, 2002, and which will not continue to be paid after such date, in an aggregate amount not to exceed, for the Cumulative Four Quarter Period ending December 31, 2002, $3,400,000; for the Cumulative Four Quarter Period ending March 31, 2003, $2,500,000; for the Cumulative Four Quarter Period ending June 30, 2003, $1,600,000, and; for the Cumulative Four Quarter Period ending September 30, 2003, $700,000, (ix) plus for each of the periods ending prior to December 31, 2003, an amount not to

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         exceed $1,000,000 related to restructuring charges incurred prior to
         December 31, 2002.

Section 3 REPRESENTATIONS AND WARRANTIES.

         The Borrowers hereby represent and warrant to the Loan Parties as follows:

         3.1 The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of each of the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms. The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms. Each of the Borrowers hereby ratifies and confirms the Credit Agreement as amended by this Amendment.

         3.2 Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Loan Parties under the Credit Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Potential Default or Event of Default under the Credit Agreement as amended by this Amendment.

         3.3 Credit Agreement. The Credit Agreement as amended by this Amendment remains in full force and effect and remains the valid and binding obligation of the Borrowers enforceable against Borrowers in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         3.4 Reference to and Effect on the Credit Agreement. Upon the Effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

Section 4 CONDITIONS PRECEDENT TO EFFECTIVENESS.

         In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the following conditions precedent:

         4.1 The Amendment. The Administrative Agent and the Banks shall have received this Amendment No. 1 to Multicurrency Credit and Security Agreement executed and delivered by a duly authorized officer of each of the Borrowers.

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         4.2      Legal Fees. The Borrower shall have paid to the Administrative
Agent the then outstanding amount of legal fees and expenses incurred by the Administrative Agent in connection with the review and negotiation of this Amendment.

         4.3 Other Documents. The Banks and the Administrative Agent shall have received each additional document, instrument or piece of information reasonably requested by the Administrative Agent.

Section 5 MISCELLANEOUS

         5.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

         5.2 Severability. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Credit Agreement shall not be affected thereby.

         5.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

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         IN WITNESS WHEREOF, each of the Borrowers and the undersigned Loan
Parties has caused this Amendment No. 1 to Multicurrency Credit and Security Agreement to be duly executed by its respective officers or agents thereunto duly authorized as of the date first written above.

                                    LASALLE BANK NATIONAL ASSOCIATION, as
                                    Administrative Agent, Lead Arranger, a Bank and the Issuing Bank

                                    /s/ Jefferson M. Green
                                    ------------------------------------
                                    By: Jefferson M. Green
                                    Title: Senior Vice President

                                    GENERAL ELECTRIC CAPITAL CORPORATION, as
                                    Co-Lead Arranger, Co-Documentation Agent and a Bank

                                    /s/ Christopher Cox
                                    ------------------------------------
                                    By: Christopher Cox
                                    Its: Duly Authorized Signatory

                                    NATIONAL CITY BANK, as Syndication Agent and a Bank

                                    /s/ Patrick M. Pastore
                                    ------------------------------------
                                    By: Patrick M. Pastore
                                    Title: Senior Vice President

                                    KEYBANK NATIONAL ASSOCIATION, as
                                    Documentation Agent and a Bank

                                    /s/ Babette C. Schubert
                                    ------------------------------------
                                    By: Babette C. Schubert
                                    Its: Senior Vice President

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                                    ERICO INTERNATIONAL CORPORATION, as a
                                    Borrower

                                    /s/ Peter B. Korte
                                    ------------------------------------
                                    By: Peter B. Korte
                                    Title: Treasurer

                                    ERICO PRODUCTS, INC., as a Borrower

                                    /s/ Peter B. Korte
                                    ------------------------------------
                                    By: Peter B. Korte
                                    Title: Treasurer

                                    ERICO EUROPA B.V., as a Borrower

                                    /s/ William H. Roj
                                    ------------------------------------
                                    By: William H. Roj
                                    Title: Director

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